UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  March 9, 2010

AMERICAN CASINO & ENTERTAINMENT PROPERTIES LLC
(Exact name of registrant as specified in its charter)

Delaware	000-52975	20-0573058
(State of Incorporation)	(Commission	(I.R.S. Employer
	File Number)	Identification No.)

2000 Las Vegas Boulevard South
Las Vegas, NV 89104
(Address of principal executive offices)(Zip code)

(702) 383-5242
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 1 — Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On March 9, 2010, American Casino & Entertainment Properties LLC (the “Company”) entered into an employment agreement with Frank V. Riolo, our Chief Executive Officer (the “Riolo Employment Agreement”). Under the terms of the Riolo Employment Agreement, Mr. Riolo will receive an annual base salary of $600,000, subject to review on an annual basis for increase under our normal performance review process. Mr. Riolo shall be eligible to receive an annual bonus, as may, from time to time, be determined in the sole discretion of our board.  Mr. Riolo will also be entitled to receive certain healthcare and similar employee welfare benefits comparable to those received by our employees at a similar pay level and/or position. The Riolo Employment Agreement is effective as of March 9, 2010 and continues through April 29, 2011.

According to its terms, the Riolo Employment Agreement will terminate on the first of the following events to occur: (1) April 29, 2011; (2) death or disability of Mr. Riolo; (3) the discharge of Mr. Riolo with or without cause (as defined in the employment agreement); or (4) Mr. Riolo’s resignation. In the event Mr. Riolo is terminated without cause, Mr. Riolo will receive all amounts earned, vested, due, and unpaid as of the termination date, plus a lump sum payment, within fifteen (15) days, equal to one (1) year of base compensation.

The Riolo Employment Agreement further provides that during the term of employment and at all times thereafter, Mr. Riolo will hold all confidential information in a fiduciary capacity for our benefit. The Riolo Employment Agreement also restricts Mr. Riolo from soliciting customers or employees of the Company during his employment and for a period of one (1) year thereafter.

The Riolo Employment Agreement also provides that, for a period of six (6) months following his last day of employment by the Company, Mr. Riolo will not, directly or indirectly, as principal, agent, owner, employee, partner, investor, shareholder (other than solely as a holder of not more than 1% of the issued and outstanding shares of any public corporation), consultant, advisor or otherwise howsoever own, operate, carry on or engage in the operation of or have any financial interest in or provide, directly or indirectly, financial assistance to or lend money to or guarantee the debts or obligation of any person carrying on or engaged in the hotel or casino business in or within one hundred (100) miles of the Stratosphere Hotel and Casino.

The foregoing description of the Riolo Employment Agreement is qualified in its entirety by reference to such document, which is filed herewith as Exhibit 10.01 and incorporated herein by reference.

On March 9, 2010, the Company entered into an employment agreement with Thomas I. Moore, the President of Stratosphere Development, LLC (the “Moore Employment Agreement”). Under the terms of the Moore Employment Agreement, Mr. Moore will receive an annual base salary of $400,000, subject to review on an annual basis for increase under our normal performance review process. Mr. Moore shall be eligible to receive an annual bonus, as may, from time to time, be determined in the sole discretion of our board.  Mr. Moore will also be entitled to receive certain healthcare and similar employee welfare benefits comparable to those received by our employees at a similar pay level and/or position. The Moore Employment Agreement is effective as of March 9, 2010 and continues through March 9, 2012.

According to its terms, the Moore Employment Agreement will terminate on the first of the following events to occur: (1) March 9, 2012; (2) death or disability of Mr. Moore; (3) the discharge of Mr. Moore with or without cause (as defined in the employment agreement); or (4) Mr. Moore’s resignation. In the event Mr. Moore is terminated without cause, Mr. Moore will receive all amounts earned, vested, due, and unpaid as of the termination date, plus a lump sum payment, within fifteen (15) days, equal to $390,000.

The Moore Employment Agreement further provides that during the term of employment and at all times thereafter, Mr. Moore will hold all confidential information in a fiduciary capacity for our benefit. The Moore Employment Agreement also restricts Mr. Moore from soliciting customers or employees of the Company during his employment and for a period of one (1) year thereafter.

The Moore Employment Agreement also provides that, for a period of six (6) months following his last day of employment by the Company, Mr. Moore will not, directly or indirectly, as principal, agent, owner, employee, partner, investor, shareholder (other than solely as a holder of not more than 1% of the issued and outstanding shares of any public corporation), consultant, advisor or otherwise howsoever own, operate, carry on or engage in the operation of or have any financial interest in or provide, directly or indirectly, financial assistance to or lend money to or guarantee the debts or obligation of any person carrying on or engaged in the hotel or casino business in or within one hundred (100) miles of the Stratosphere Hotel and Casino.

The foregoing description of the Moore Employment Agreement is qualified in its entirety by reference to such document, which is filed herewith as Exhibit 10.02 and incorporated herein by reference.

On March 9, 2010, Aquarius Gaming LLC (“Aquarius”) entered into an employment agreement with Paul Hobson, the General Manager of Aquarius Gaming LLC (the “Hobson Employment Agreement”). Under the terms of the Hobson Employment Agreement, Mr. Hobson will receive an annual base salary of $250,000, subject to review on an annual basis for increase under our normal performance review process. Mr. Hobson shall be eligible to receive an annual bonus, as may, from time to time, be determined in the sole discretion of our board.  Mr. Hobson will also be entitled to receive certain healthcare and similar employee welfare benefits comparable to those received by our employees at a similar pay level and/or position. The Hobson Employment Agreement is effective as of March 9, 2010 and continues through March 9, 2012.

According to its terms, the Hobson Employment Agreement will terminate on the first of the following events to occur: (1) March 9, 2012; (2) death or disability of Mr. Hobson; (3) the discharge of Mr. Hobson with or without cause (as defined in the employment agreement); or (4) Mr. Hobson’s resignation. In the event Mr. Hobson is terminated without cause, Mr. Hobson will receive all amounts earned, vested, due, and unpaid as of the termination date, plus a lump sum payment, within fifteen (15) days, equal to $250,000.

The Hobson Employment Agreement further provides that during the term of employment and at all times thereafter, Mr. Hobson will hold all confidential information in a fiduciary capacity for our benefit. The Hobson Employment Agreement also restricts Mr. Hobson from soliciting customers or employees of Aquarius during his employment and for a period of one (1) year thereafter.

The Hobson Employment Agreement also provides that, for a period of six (6) months following his last day of employment by Aquarius, Mr. Hobson will not, directly or indirectly, as principal, agent, owner, employee, partner, investor, shareholder (other than solely as a holder of not more than 1% of the issued and outstanding shares of any public corporation), consultant, advisor or otherwise howsoever own, operate, carry on or engage in the operation of or have any financial interest in or provide, directly or indirectly, financial assistance to or lend money to or guarantee the debts or obligation of any person carrying on or engaged in the hotel or casino business in or within one hundred (100) miles of the Aquarius Hotel and Casino.

The foregoing description of the Hobson Employment Agreement is qualified in its entirety by reference to such document, which is filed herewith as Exhibit 10.03 and incorporated herein by reference.

Section 5 — Corporate Governance and Management

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

The disclosure under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.01	Employment Agreement, dated as of March 9, 2010, between American Casino & Entertainment Properties LLC and Frank V. Riolo.
10.02	Employment Agreement, dated as of March 9, 2010, between American Casino & Entertainment Properties LLC and Thomas I. Moore.
10.03	Employment Agreement, dated as of March 9, 2010, between Aquarius Gaming LLC and Paul Hobson.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CASINO & ENTERTAINMENT PROPERTIES LLC
(Registrant)

By:	/s/ Edward W. Martin, III
Edward W. Martin, III
Chief Financial Officer and Treasurer

Date: March 12, 2010